OTHER INCOME AND EXPENSES (Tables)	12 Months Ended
Dec. 31, 2020
OTHER INCOME AND EXPENSES
Schedule of other income and expenses

The Corporation recorded other income and expenses for the years ended December 31, 2020 and 2019 as follows:

	2020	2019

Credit facility fee – warrants	$—	$(389)
Interest on lease liabilities	(100)	(162)
Gain (loss) on investments	168	(3)
Interest income	209	164
Foreign exchange gain (loss)	20	(36)
Other income (expenses)	(323)	(25)
	$(26)	$(451)